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                                                                    EXHIBIT 23.2

       CONSENT OF BEARD MILLER COMPANY LLP, INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM

     We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement (Amendment No. 1) to Form S-3 of our report dated February 6, 2004, relating to the financial statements of The York Water Company appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

     We also consent to the reference to us under the caption "Experts" in the Prospectus.


/s/ Beard Miller Company LLP

York, Pennsylvania
July 8, 2004